SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date Of Report (Date Of Earliest Event Reported) August 1, 2001
                                                          --------------

                                AUTONATION, INC.
             (Exact Name Of Registrant As Specified In Its Charter)

          DELAWARE                  1-13107                     73-1105145
          --------                  -------                     ----------
(State Or Other Jurisdiction      (Commission                  (IRS Employer
     Of Incorporation)            File Number)                 Identification
                                                                    No.)


                               110 S.E. 6th Street
                          Ft. Lauderdale, Florida 33301
          (Address Of Principal Executive Offices, Including Zip Code)

        Registrant's Telephone Number, Including Area Code (954) 769-6000
                                                           --------------

              ----------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


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ITEM 5. Other Events.

         On August 1, 2001, AutoNation, Inc. issued a press release announcing that it has priced $450 million aggregate principal amount of its 9% senior unsecured notes due 2008 at a price of 98.731% of face value. The size of the offering reflects an increase from a previously disclosed contemplated offering of $300 million. A copy of the press release is attached as an exhibit hereto and incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1     Press Release of AutoNation, Inc., dated August 1, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AUTONATION, INC.
                                           ------------------
                                              (Registrant)

                                           By    /s/ Jonathan P. Ferrando
                                             -------------------------------
                                                 Jonathan P. Ferrando
                                                 Senior Vice President,
                                                 General Counsel and Secretary

Dated: August 1, 2001


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                                INDEX TO EXHIBITS


Exhibit           Exhibit
Number            Description
------            -----------

99.1              Press Release of AutoNation, Inc., dated August 1, 2001.